Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
10	Commitments and contingencies

a)	Financing

In June 2011, the Company entered into an agreement for assistance with financing. Under the agreement, the Company is required to pay an 8% cash commission on gross proceeds from financing arranged by the service provider. The Company will also be required to issue warrants equal to 8% of the number of units issued to investors identified by the service provider. Fees payable under this agreement are to be paid in CDN. As of December 31, 2012 the Company has paid $49,635 (CDN $50,000) and recognized the fair value of 100,000 warrants in the amount of $13,759 under this agreement. The total amount of $63,394 has been recognized as share issue costs allocated between the issuance of shares and derivative liability. The warrants under this agreement were issued on March 1, 2012. The cash paid and warrants issued represent the final amounts due under this agreement. Each warrant entitles the holder to acquire one common share at CDN $0.50 per share until March 1, 2015 (note 7).

b)	Investor relations

In November 2011, the Company entered into a contract for investor relations services requiring the payment of $10,000 per month commencing December 2011. The agreement will automatically renew unless 60-day written notice of termination is provided by either party. In addition, the Company is required to issue 345,000 warrants. The warrants under the agreement become issuable upon the completion of a CDN $2,500,000 financing by the Company. The warrants were issued on February 1, 2012 and they vest in 12 equal installments over a 12-month period commencing on March 1, 2012. The warrants expire on February 1, 2015 (note 7).

Commencing January 1, 2013, the monthly fee payable under this agreement is $15,000.

c)
On May 1, 2012, the Company entered into a one-year consulting agreement with an individual for the provision of general business and strategic advisory services. Pursuant to the agreement, the Company will pay the consultant $15,000 per month and will settle the monthly fee by way of $5,000 in cash and $10,000 by way of 20,000 common shares of the Company. Until the occurrence of a Liquidity Event (defined as the completion or occurrence of an asset sale, a share sale or a Public Company Triggering Event (defined as the completion of an Initial Public Offering or Reverse Take-Over)), the common shares issued to the consultant under the agreement shall be non-transferable and shall be held in escrow by the Company in trust for the consultant. If a Liquidity Event has not occurred prior to the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, the common shares issued to the consultant will be forfeited to the Company for no consideration. The financing completed  by the company subsequent to December 31, 2012 (note 12 (b)) qualifies as a Liquidity Event under the agreement. As a result, the shares issued under the agreement have been issued to the commitment. The agreement will automatically expire on the first anniversary of the agreement unless mutually agreed to in writing by both parties. The agreement can be terminated by either party by providing 30 days written notice of termination.

d)	Office Lease

The Company leased an office on a month-to-month basis for the period from September 1, 2010 to November 30, 2010. In November 2010 the Company earned one year of free office rent pursuant to the submission of its business plan as part of the Discovery Parks Generator Competition. The rent-free period commenced February 1, 2011.

The Company currently rents its office space pursuant to a month to month lease at a rate of CDN$1,600 per month. During the year ended December 31, 2011, the Company recorded $12,669 as a rent expense (2011 - $480; 2010 - $2,190).